Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As Independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated January 30, 1998 included and incorporated by reference in Edison International's Annual Report on Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this Registration Statement.





                                               ARTHUR ANDERSEN LLP
                                               ARTHUR ANDERSEN LLP




Los Angeles, California
April 17, 1998